BUILDERS FIXED INCOME FUND, INC.
                          Supplement to the Prospectus
                             Dated January 29, 1999


                        Supplement dated November 1, 1999

EFFECTIVE NOVEMBER 1, 1999, THE FOLLOWING SUPPLEMENTS THE SECTION "FEES AND EXPENSES OF THE FUND" ON PAGE 6 AND REPLACES THE SECTION "DISTRIBUTION PLAN" ON PAGE 18 OF THE PROSPECTUS:

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018, will replace Huntleigh Fund Securities as the Fund's Distributor.

FEES AND EXPENSES OF THE FUND

Footnote 3 to the fee table is replaced in its entirety with the following:

The Manager, as Distribution Coordinator, has contractually agreed to waive its Distribution fees and/or reimburse expenses so that Total Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 0.60% of the Fund's net assets on an annual basis through December 31, 1999.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. Under the Plan, the annual distribution and service fee payable to the Manager, as Distribution Coordinator, is a maximum of 0.10% of the Fund's average daily net assets. Payments made to the Manager, as Distribution Coordinator, represent compensation for distribution and service activities, not reimbursement for expenses incurred. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

                        BUILDERS FIXED INCOME FUND, INC.
              Supplement to the Statement of Additional Information
                             Dated January 29, 1999


                        Supplement dated November 1, 1999

EFFECTIVE NOVEMBER 1, 1999, THE FOLLOWING SUPPLEMENTS THE SECTION "INVESTMENT ADVISORY AND OTHER SERVICES PRINCIPAL UNDERWRITER" ON PAGE 20 OF THE STATEMENT OF ADDITIONAL INFORMATION:

First Fund Distributors, Inc. 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018 is replacing Huntleigh Securities, Inc. as the Fund's Distributor. The Distributor is an affiliate of Investment Company Administration, L.L.C., the Fund's Administrator. For its services, the Distributor receives an annual fee of $20,000, paid monthly.

EFFECTIVE NOVEMBER 1, 1999, THE FOLLOWING REPLACES THE SECTION "UNDERWRITER RULE 12b-1 PLAN" ON PAGE 26 OF THE STATEMENT OF ADDITIONAL INFORMATION:

Pursuant to a plan of distribution adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund will pay a fee at an annual rate of 0.10% of its average daily net assets to the Manager, as Distribution Coordinator, for distribution and related expenses. The Plan provides for the compensation to be paid to the Manager, as Distribution Coordinator, regardless of the Portfolio's distribution expenses.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not interested persons. Continuation of the Plan is considered by such Directors no less frequently than annually.